UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2023

THE SHYFT GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-33582	38-2078923
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
	41280 Bridge Street, Novi, Michigan	48375
	(Address of Principal Executive Offices)	(Zip Code)

517-543-6400
(Registrant's Telephone Number, Including Area
Code)

Not Applicable
(Former Name or Former Address, if changed
Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHYF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Pamela L. Kermisch as Director

On March 20, 2023, the Board of Directors (the “Board”) of The Shyft Group, Inc. (the “Company) appointed Pamela L. Kermisch to serve as a member of the Board effective March 20, 2023. The Board has determined that Ms. Kermisch is an independent director under the Nasdaq listing standards and the Company's Corporate Governance Principles. Ms. Kermisch will serve as a director with an initial term expiring at the Company’s 2023 annual meeting of shareholders.

Since January 2018, Ms. Kermisch has served as the Chief Customer Growth Officer at Polaris Inc., the global leader in powersports. Ms. Kermisch joined Polaris in 2015 and previously served as the Vice President Off-Road Vehicle Marketing and Polaris’ On Road business. Prior to her positions at Polaris, Ms. Kermisch served as the Integrated Marketing Director for General Mills, a global manufacturer of consumer-packaged goods, from 2006 to 2015. Ms. Kermisch received a bachelor’s degree in journalism and advertising from the University of Wisconsin-Madison.

The Board appointed Ms. Kermisch as a director because of her proven track record of successfully guiding brand strategy and positioning and significant expertise in dealer/retail marketing, enterprise-wide marketing, and customer growth activities.

Ms. Kermisch has no arrangements or understandings pursuant to which she was appointed a director and she does not have any transactions reportable under Item 404(a) of Regulation S-K.

Ms. Kermisch will receive compensation in the same manner as the Company's other non-employee directors which currently consists of an annual cash retainer in the amount of $70,000 and an annual equity grant in the amount of $110,000.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing Ms. Kermisch’s appointment is attached hereto as Exhibit 99.1. The information furnished herewith pursuant to this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is furnished as an exhibit to this report:

99.1	The Shyft Group, Inc. press release dated March 21, 2023

104	Cover Page from this Current Report on From 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHYFT GROUP, INC.
Dated: March 21, 2023	By:	/s/ Joshua A. Sherbin
Joshua A. Sherbin
Chief Legal Officer; Chief Compliance Officer